PY-7A3

CSFB04-AR05_PTs - Price/Yield - 7A3

Balance	$35,000,000.00	Delay	24	Formula	See Below*	WAC(7)	5	WAM(7)	358
Coupon	4.6291	Dated	5/1/04	NET(7)	4.3498	WALA(7)	2
Settle	5/28/04	First Payment	6/25/04

* PAYS GROUP NET WAC PLUS [0.2793%] THROUGH MONTH 58, THEN NET WAC LESS [0.0850]%. EFFECTIVE NET MARGIN EQUALS APPROX. [1.7500]%
RUN TO EARLIEST OF BALLOON IN MONTH 58 AND 10% CALL

Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)	Slow Vector 1 10 CPR	Pricing Vector 2 25 CPR	Fast Vector 3 75 CPR

100-20+	4.3498	4.3082	4.2901	4.2611	4.2404	4.2075	4.1472	4.0707	3.9757	3.8740	4.4021	4.3241	4.0649
100-21	4.3446	4.3022	4.2838	4.2544	4.2333	4.1999	4.1386	4.0609	3.9643	3.8609	4.3977	4.3183	4.0550
100-21+	4.3393	4.2963	4.2776	4.2476	4.2263	4.1923	4.1300	4.0511	3.9529	3.8479	4.3932	4.3126	4.0450
100-22	4.3340	4.2903	4.2713	4.2409	4.2192	4.1847	4.1214	4.0412	3.9416	3.8349	4.3888	4.3069	4.0351
100-22+	4.3287	4.2843	4.2651	4.2342	4.2122	4.1771	4.1129	4.0314	3.9302	3.8219	4.3844	4.3012	4.0251
100-23	4.3234	4.2784	4.2588	4.2275	4.2051	4.1696	4.1043	4.0216	3.9188	3.8088	4.3799	4.2955	4.0152
100-23+	4.3181	4.2724	4.2526	4.2207	4.1980	4.1620	4.0957	4.0118	3.9075	3.7958	4.3755	4.2898	4.0052
100-24	4.3129	4.2665	4.2463	4.2140	4.1910	4.1544	4.0871	4.0020	3.8961	3.7828	4.3711	4.2841	3.9953
100-24+	4.3076	4.2605	4.2401	4.2073	4.1839	4.1468	4.0786	3.9922	3.8848	3.7698	4.3666	4.2784	3.9854
100-25	4.3023	4.2545	4.2338	4.2006	4.1769	4.1392	4.0700	3.9824	3.8734	3.7568	4.3622	4.2727	3.9754
100-25+	4.2970	4.2486	4.2276	4.1939	4.1698	4.1316	4.0615	3.9726	3.8621	3.7438	4.3578	4.2670	3.9655
100-26	4.2918	4.2426	4.2213	4.1871	4.1628	4.1240	4.0529	3.9628	3.8507	3.7308	4.3534	4.2613	3.9556
100-26+	4.2865	4.2367	4.2151	4.1804	4.1557	4.1164	4.0443	3.9530	3.8394	3.7178	4.3489	4.2556	3.9457
100-27	4.2812	4.2307	4.2088	4.1737	4.1487	4.1089	4.0358	3.9432	3.8280	3.7048	4.3445	4.2499	3.9357
100-27+	4.2759	4.2248	4.2026	4.1670	4.1416	4.1013	4.0272	3.9334	3.8167	3.6919	4.3401	4.2442	3.9258
100-28	4.2707	4.2189	4.1964	4.1603	4.1346	4.0937	4.0187	3.9236	3.8054	3.6789	4.3357	4.2385	3.9159
100-28+	4.2654	4.2129	4.1901	4.1536	4.1275	4.0861	4.0101	3.9138	3.7941	3.6659	4.3312	4.2328	3.9060

WAL	3.270000	2.880000	2.740000	2.530000	2.410000	2.230000	1.960000	1.700000	1.450000	1.260000	3.930000	3.000000	1.650000
Principal Window	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Nov08	Jun04 - Mar08	Jun04 - Sep07	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar07
Principal # Months	58	58	58	58	58	58	58	54	46	40	58	58	34

LIBOR_6MO	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380
LIBOR_1YR	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830
CMT_1YR	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548
											4 . . . CPR	5 . . . CPR	10 . . . CPR
SWAP	Mat	0.25YR	0.50YR	1YR	1.5yr	2YR	3YR	4YR	5YR		Call (Y)	Call (Y)	Call (Y)
	Yld	1.180	1.380	1.820	2.241	2.661	3.278	3.734	4.078

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
									PRELIMINARY - SUBJECT TO CHANGE

PY-7A4

CSFB04-AR05_PTs - Price/Yield - 7A4

Balance	$29,910,000.00	Delay	24	WAC(7)	4.765	WAM(7)	358
Coupon	4.3498	Dated	5/1/04	NET(7)	4.3498	WALA(7)	2
Settle	5/28/04	First Payment	6/25/04

* PAYS GROUP NET WAC PLUS [0.6800%] THROUGH MONTH 58, THEN NET WAC LESS [0.0000]%. EFFECTIVE NET MARGIN EQUALS APPROX. [1.8350]%
RUN TO EARLIEST OF BALLOON IN MONTH 58 AND 10% CALL

Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)	Slow Vector 1 10 CPR	Pricing Vector 2 25 CPR	Fast Vector 3 75 CPR

100-02+	4.2636	4.2475	4.2405	4.2292	4.2211	4.2084	4.1849	4.1552	4.1181	4.0785	4.2839	4.2537	4.1530
100-03	4.2583	4.2415	4.2342	4.2224	4.2140	4.2007	4.1762	4.1453	4.1067	4.0653	4.2795	4.2480	4.1430
100-03+	4.2530	4.2355	4.2279	4.2157	4.2070	4.1931	4.1676	4.1354	4.0952	4.0522	4.2750	4.2422	4.1330
100-04	4.2477	4.2295	4.2216	4.2089	4.1999	4.1855	4.1590	4.1255	4.0838	4.0391	4.2706	4.2365	4.1230
100-04+	4.2425	4.2236	4.2153	4.2022	4.1928	4.1778	4.1504	4.1156	4.0723	4.0259	4.2662	4.2308	4.1130
100-05	4.2372	4.2176	4.2091	4.1954	4.1857	4.1702	4.1417	4.1057	4.0609	4.0128	4.2617	4.2251	4.1031
100-05+	4.2319	4.2116	4.2028	4.1887	4.1786	4.1626	4.1331	4.0958	4.0494	3.9997	4.2573	4.2194	4.0931
100-06	4.2266	4.2056	4.1965	4.1819	4.1715	4.1549	4.1245	4.0860	4.0380	3.9866	4.2529	4.2136	4.0831
100-06+	4.2213	4.1997	4.1903	4.1752	4.1644	4.1473	4.1159	4.0761	4.0266	3.9735	4.2484	4.2079	4.0731
100-07	4.2160	4.1937	4.1840	4.1684	4.1573	4.1397	4.1073	4.0662	4.0151	3.9604	4.2440	4.2022	4.0631
100-07+	4.2107	4.1877	4.1777	4.1617	4.1503	4.1321	4.0987	4.0563	4.0037	3.9473	4.2396	4.1965	4.0531
100-08	4.2054	4.1817	4.1715	4.1549	4.1432	4.1245	4.0900	4.0465	3.9923	3.9342	4.2351	4.1908	4.0432
100-08+	4.2002	4.1758	4.1652	4.1482	4.1361	4.1168	4.0814	4.0366	3.9808	3.9211	4.2307	4.1851	4.0332
100-09	4.1949	4.1698	4.1589	4.1415	4.1290	4.1092	4.0728	4.0268	3.9694	3.9080	4.2263	4.1794	4.0232
100-09+	4.1896	4.1639	4.1527	4.1347	4.1219	4.1016	4.0642	4.0169	3.9580	3.8949	4.2219	4.1737	4.0133
100-10	4.1843	4.1579	4.1464	4.1280	4.1149	4.0940	4.0556	4.0071	3.9466	3.8818	4.2174	4.1680	4.0033
100-10+	4.1790	4.1519	4.1402	4.1213	4.1078	4.0864	4.0470	3.9972	3.9352	3.8688	4.2130	4.1623	3.9933

WAL	3.270000	2.880000	2.740000	2.530000	2.410000	2.230000	1.960000	1.700000	1.450000	1.260000	3.930000	3.000000	1.650000
Principal Window	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Nov08	Jun04 - Mar08	Jun04 - Sep07	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar07
Principal # Months	58	58	58	58	58	58	58	54	46	40	58	58	34

LIBOR_6MO	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380	1.380
LIBOR_1YR	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830	1.830
CMT_1YR	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548	1.548
											4 . . . CPR	5 . . . CPR	10 . . . CPR
SWAP	Mat	0.25YR	0.50YR	1YR	1.5yr	2YR	3YR	4YR	5YR		Call (Y)	Call (Y)	Call (Y)
	Yld	1.180	1.380	1.820	2.241	2.661	3.278	3.734	4.078

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
										PRELIMINARY - SUBJECT TO CHANGE